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                                                                    EXHIBIT 32.1

            CERTIFICATION UNDER SECTION 906 OF THE SARBANES-OXLEY ACT

         Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in connection with the filing of the Form 10-K of Federated Department Stores, Inc. (the "Company") for the fiscal year ended January 31, 2003, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), of the undersigned officers of the Company certifies, that, to such officer's knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in the Report.

Dated: April 15, 2004

                                            /s/ Terry J. Lundgren
                                            ------------------------------------
                                            Name: Terry J. Lundgren
                                            Title: Chief Executive Officer

                                            /s/ Karen M. Hoguet
                                            ------------------------------------
                                            Name:  Karen M. Hoguet
                                            Title: Chief Financial Officer